UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Under § 240.14a-12

CARTER VALIDUS MISSION CRITICAL REIT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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CARTER VALIDUS MISSION CRITICAL REIT, INC.

4211 West Boy Scout Blvd., Suite 500

Tampa, Florida 33607

April 17, 2013

Dear Stockholder:

You are cordially invited to attend our 2013 Annual Meeting of Stockholders to be held on Friday, June 28, 2013, at 2:00 p.m. local time at our offices located at 4211 West Boy Scout Blvd., Suite 500, Tampa, Florida 33607.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2013 Annual Meeting of Stockholders and Proxy Statement.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Carter Validus Mission Critical REIT, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

John Carter

Chairman, President and

Chief Executive Officer

CARTER VALIDUS MISSION CRITICAL REIT, INC.

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2013

To Carter Validus Mission Critical REIT, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Carter Validus Mission Critical REIT, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Friday, June 28, 2013, at 2:00 p.m. local time at our offices located at 4211 West Boy Scout Blvd., Suite 500, Tampa, Florida 33607. The purposes of the meeting are to:

1.	Elect five directors to hold office until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 15, 2013 are entitled to receive this notice and to vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 28, 2013.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.eproxy.com/cvreit.

You may obtain directions to attend the 2013 Annual Meeting of Stockholders of the Company by calling 813-287-0101.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

By Order of the Board of Directors

Lisa Drummond

Secretary

Tampa, Florida

April 17, 2013

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CARTER VALIDUS MISSION CRITICAL REIT, INC.

4211 West Boy Scout Blvd., Suite 500

Tampa, Florida 33607

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2013 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2013 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2012 annual report to stockholders are being mailed to you on or about April 24, 2013.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is any of John E. Carter, Todd M. Sakow or Lisa Drummond. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR ALL of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Friday, June 28, 2013, at 2:00 p.m. local time at our offices located at 4211 West Boy Scout Blvd., Suite 500, Tampa, Florida 33607.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of April 15, 2013, there were 30,084,335 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on April 15, 2013 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors and on any other proposal presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends a vote “FOR ALL” nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on April 15, 2013, the record date, is entitled to vote at the annual meeting.

Q:	What vote is required to approve each proposal that comes before the annual meeting?

A:	To elect the director nominees, the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. Absentations and broker non-votes will count as votes against the proposal to elect the director nominees.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR ALL nominees for director and, with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying Lisa Drummond, our secretary, in writing at our offices located at 4211 West Boy Scout Blvd., Suite 500, Tampa, Florida 33607;

(2)	attending the meeting and voting in person; or

(3)	returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to John Carter, the chairman of the board of directors, our chief executive officer and our president, Todd Sakow, our chief financial officer and treasurer, and Lisa Drummond, our secretary, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers, or employees of Carter/Validus Advisors, LLC, our advisor, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of affiliates of our advisor for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of services incidental to the proxy solicitation to the Company to be approximately $18,500.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-813-287-0101 to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Boston Financial Data Services, Inc.

P.O. Box 55046

Boston, Massachusetts 02205-5046

Call toll free: 1-855-400-5950

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	John Carter

•	Mario Garcia, Jr.

•	Jonathan Kuchin

•	Randall Greene

•	Ronald Rayevich

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD ALL” will be considered a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.

In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Nominees

Our board of directors has nominated each of the following individuals for election as a director to serve until our 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Messrs. Kuchin, Greene and Rayevich are independent directors.

Name	Age	Positions
John Carter	52	Chairman, Chief Executive Officer and President
Mario Garcia, Jr.	42	Director
Jonathan Kuchin	61	Director (Independent)
Randall Greene	63	Director (Independent)
Ronald Rayevich	70	Director (Independent)

John Carter has been our Chief Executive Officer, President and Chairman of our board of directors since December 2009. He also has been Chief Executive Officer, and member of the Investment Management Committee of our advisor, Carter/Validus Advisors, LLC, and Chief Executive Officer of Carter Validus Real Estate Management Services, LLC, which is our affiliated property manager, since 2010. Mr. Carter has more than 29 years of real estate experience in all aspects of leasing, asset management, acquisitions, finance, investment and corporate advisory services. Mr. Carter is Vice Chairman and a principal of Carter & Associates, L.L.C., one of the principals of our sponsor. Mr. Carter has served in such capacities since he sold his company, Newport Partners LLC, to Carter & Associates in January 2000. Mr. Carter founded Newport Partners in November 1989 and grew the company into a full service real estate firm with 63 associates throughout Florida. Mr. Carter is a founding board member of Gulfshore Bank, a community bank located in Tampa, Florida, since 2007. Mr. Carter received a Bachelor’s degree in Economics with a minor in Mathematics from St. Lawrence University and a Masters in Business Administration from Harvard University. Mr. Carter was selected to serve as a director because he is the Company’s Chief Executive Officer, has significant real estate experience in various areas and has been a partner with the company’s sponsor for over ten years. He has expansive knowledge of the real estate industry and relationships with chief executives and other senior management at numerous real estate companies. Based on the foregoing, our board of directors believes that Mr. Carter will continue to bring a unique and valuable perspective to our board of directors.

Mario Garcia, Jr., has been a director since November 2010. He also has been a member of the Investment Management Committee of our advisor, Carter/Validus Advisors, LLC, since 2010. Mr. Garcia has more than 13 years of real estate experience. Mr. Garcia is the President and Chief Executive Officer of Electrostim Medical Services, Inc., a company that he founded in June 1995, and has served in such capacities since its inception. Mr. Garcia also founded Validus Group Partners Ltd. in 2004, which develops and manages real estate in Florida, and has served as its Chief Executive Officer since its inception. Validus Group Partners Ltd. is one of the principals of our sponsor. As the Chief Executive Officer of Validus Group Partners Ltd., Mr. Garcia manages over $25 million in real estate assets in the retail, office and industrial property sectors, as well as in raw land. In addition, Mr. Garcia is one of the founding board members and is Chairman of the board of directors of Gulfshore Bank, a local community bank in Tampa, Florida focusing on small to medium size companies, since 2007. He is the Chairman of the National Hispanic Scientist of the Year Committee. He also is a member of Vistage (formerly TEC), a national networking group and leadership organization consisting of Chief Executive Officers. Mr. Garcia and his companies also support News in Education, Adopt-A-School Program, The Kids’ Wish Network, The Special Olympics, Florida Institute of Community Studies, Junior Achievement and Cattle Baron’s Ball, a charity event sponsored by the American Cancer Society. Mr. Garcia was selected to serve as a director because he has significant knowledge of, and relationships within, the real estate community, due in part to his experience in founding a real estate development and management company over six years ago, as well as his founding and operating his other businesses. Our board of directors believes that Mr. Garcia’s experience will continue to bring strong financial and operational expertise to Carter Validus Mission Critical REIT.

Randall Greene, has been an independent director since November 2010. He has over 30 years of experience in real estate management, mortgage banking, construction and property development. Mr. Greene served as Vice President of Charter Mortgage Co., and as President of its subsidiary, St. John’s Management Company, from 1975 to 1977, in which he managed more than 3500 multifamily units and 300,000 square feet of commercial and retail space throughout Florida. He also was President and Chief Executive Officer of Coastland Corporation of Florida (formerly Nasdaq: CLFL), a community developer in Florida, from 1976 to 1986, in which he supervised the development of more than 2000 acres of residential and commercial properties, the construction of more than 500 homes and a number of commercial and retail developments. From 1986 to 1993, Mr. Greene was the President and a director of Beggins — Greene, Inc., which was the principal developer of Symphony Isles, a waterfront global community in Apollo Beach, Florida. From 1992 to 1995, Mr. Greene was a consultant for Eastbrokers, in which he consulted on, among other purchases, the acquisition of one of the largest dairy plants in the world, located in Krakow, Poland. Mr. Greene currently serves as the Managing Partner and a director for Greene Capital Partners, LLC, an investment and advisory firm, and has been in this position since 1999, as well as President and a Director of ITR Capital Management, LLC, an investment management firm, positions he has held since September 2009. Mr. Greene was the Florida Chapter Chairman of the Young Presidents’ Organization in 1995, and a member of the World Presidents’ Organization, Tampa Young President’s Organization Forum II, Association for Corporate Growth, Financial Planning Association and the British American Business Council. Since November 2004, Mr. Greene has been an executive coach for 30 Tampa-area CEOs through Vistage Florida. He also has been honored as an Outstanding Young Man of America, as an Alumnus of the Year by Phi Kappa Tau Fraternity and is a member of Florida Blue Key. Mr. Greene is a Certified Financial Planner and a Registered Investment Advisor. Mr. Greene obtained a Bachelor’s degree, with distinction, from Eckerd College in St. Petersburg, Florida in 1986 and a Masters in Business Administration from The Wharton School, University of Pennsylvania in Philadelphia, Pennsylvania in 1988. Mr. Greene was selected to serve as a director due to his knowledge of the real estate and mortgage banking industries and his previous service as the President and Chief Executive Officer of a public company that was a community developer. Our board of directors believes that Mr. Greene’s knowledge of the real estate and mortgage banking industries and his previous service as the President and Chief Executive Officer of a public company that was a community developer will continue to assist our board of directors in managing and operating the company.

Jonathan Kuchin has been one of our independent directors since March 2011. Mr. Kuchin, a certified public accountant, has more than 29 years of experience in public accounting, focusing on public companies and their financial and tax issues, including initial public offerings, public financings, mergers and acquisitions, compensation issues (i.e., options, warrants, phantom stock, restricted stock), and implementation and compliance with the Sarbanes-Oxley Act of 2002, or SOX. On June 30, 2010, Mr. Kuchin retired as a tax partner from PricewaterhouseCoopers, or PwC. At retirement, he was a real estate tax partner in the New York City office, where he focused on public and private REIT clients and on SEC reporting aspects of public REITs, including accounting for income taxes and uncertainty of income taxes as well as compliance with SOX. He served in that capacity from June 2006 until his retirement date. From September 2004 to June 2006, Mr. Kuchin was a tax service partner for large corporations at PwC in the New York City office, where he focused on PwC audit clients and their issues relating to accounting for income taxes, compliance with SOX, deferred tax studies, first SEC filings and conversion to GAAP. Prior to June 2006, Mr. Kuchin served as the tax partner in charge of the PwC Seattle office and focused his practice on large public companies and the issues related to SEC filings, accounting for income taxes, SOX, and all other tax issues for public companies. In addition to his client responsibilities in Seattle, he managed the tax practice of 85 tax professionals including partners specializing in international tax, state and local tax, financial service tax and private companies. From October 1988 to July 1997, when he was admitted to the Coopers and Lybrand partnership, Mr. Kuchin held various positions with Coopers & Lybrand. Mr. Kuchin is associated with the American Institute of Certified Public Accountants. Mr. Kuchin obtained a Bachelor’s degree in Business Economics from the University of California, Santa

Barbara in March of 1981. Mr. Kuchin was selected to serve as an independent director because of his significant real estate experience and his expansive knowledge in the public accounting and real estate industries.

Ronald Rayevich has been an independent director since November 2010. He has been active in residential and commercial real estate and investment management since 1965. Following early retirement in 1995, Mr. Rayevich formed Raymar Associates, Inc., and since that time, has been active as a real estate consultant. Recent clients include Carlyle Realty, L.P., a Washington, DC based real estate investment arm of The Carlyle Group, where he served as an Independent Director of special purpose real estate entities, from 1996 through April 2011; Advance Realty Group and Advance Realty Development, a Bedminster, NJ based real estate investment and development companies with properties in New Jersey, Maryland, and Virginia, where he currently serves as a Director and Advisor has been in this position since 1995; and Stiles Corporation, a Ft. Lauderdale, Florida based real estate developer and contractor, where he served as Director from August 2006 to November 2008. Mr. Rayevich received a Bachelor of Arts degree from The Citadel and a Master of Business Administration from Florida State University. Mr. Rayevich was selected to serve as a director due to his significant experience in the real estate and financial services industries. Our board of directors believes that Mr. Rayevich’s experience will continue to bring valuable knowledge and insight into the company’s acquisition and financing of its investments.

Board Meetings and Annual Stockholder Meeting

The board of directors held ten meetings during the fiscal year ended December 31, 2012. Each of our incumbent directors attended at least 75.0% of the aggregate total number of meetings of our board of directors held during the period for which he served as a director and of the aggregate total number of meetings held by all committees of our board of directors on which he served during the periods in which he served. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel and counsel to the independent directors to ensure that the board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Kuchin, Greene, and Rayevich, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, was attached as an appendix to the proxy statement for our 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2012. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.

Board Committees

Audit Committee

The board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is composed of Messrs. Kuchin, Greene and Rayevich, all three of whom are independent directors. The audit committee reports regularly to the full board and annually evaluates its performance. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at www.cvmissioncriticalreit.com by clicking on “Corporate Governance,” and then on “Audit Committee Charter.”

Although our shares are not listed for trading on any national securities exchange, all three members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While all three members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Kuchin satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Kuchin as our audit committee financial expert. The audit committee met four times during 2012.

Compensation Committee

Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.

Nominating Board of Directors — Functions

We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Carter Validus Mission Critical REIT, Inc. Audit Committee, c/o Corporate Secretary, 4211 West Boy Scout Blvd., Suite 500, Tampa, Florida 33607.

The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Board Leadership Structure; Independent Lead Director

John Carter serves as both our Chairman of the board of directors and Chief Executive Officer. The board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent directors have determined that the most effective board of directors’ leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the board of directors. The independent directors believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the board of directors. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles of Chairman of the Board and Chief Executive Officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•

A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•

Our advisor has a one-year contract, with an annual review by, and renewal subject to, the approval of our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of the Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.

In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at www.cvmissioncriticalreit.com by clicking on “Corporate Governance,” and then on “Carter Validus Mission Critical REIT, Inc. Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company, our advisor or their affiliates (Mr. Carter and Mr. Garcia) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $30,000;

•	$2,000 for each board meeting attended in person;

•	$2,000 for each committee meeting attended in person ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee);

•	$500 per board or committee meeting attended by telephone conference; and

•

in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairman of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Director Compensation Table.

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensations Earnings	All Other Compensation (1)($)	Total ($)
John Carter	$—	$—	$—	$—	$—	$—	$—
Mario Garcia, Jr.	—	—	—	—	—	—	—
Jonathan Kuchin(2)	$41,500	$30,000	—	—	—	$3,397	$74,897
Randall Greene(3)	$40,500	$30,000	—	—	—	$487	$70,987
Ronald Rayevich(4)	$40,500	$30,000	—	—	—	$1,085	$71,585

(1)	Amount represents reimbursement of travel expenses incurred by directors to attend various director meetings.
(2)	On June 4, 2012, Jonathan Kuchin was awarded 3,000 shares of common stock, the grant date fair value of the stock was $10.00 per share for an aggregate amount of $30,000. As of December 31, 2012, 3,000 shares of common stock remain unvested.
(3)	On June 4, 2012, Randall Greene was awarded 3,000 shares of common stock, the grant date fair value of the stock was $10.00 per share for an aggregate amount of $30,000. As of December 31, 2012, 3,000 shares of common stock remain unvested.
(4)	On June 4, 2012, Ronald Rayevich was awarded 3,000 shares of common stock, the grant date fair value of the stock was $10.00 per share for an aggregate amount of $30,000. As of December 31, 2012, 3,000 shares of common stock remain unvested.

Compensation Committee Interlocks and Insider Participation

The Company does not have a standing compensation committee and we do not separately compensate our executive officers. During the fiscal year ended December 31, 2012, John Carter, Mario Garcia, Todd Sakow and Lisa Drummond also served as officers and/or directors of our advisor, our property manager, our dealer manager and/or other affiliated entities. As such, they did not receive any separate compensation from us for services as our directors and/or executive officers. In addition, John Carter and Mario Garcia are each founding members, and each currently serve on the board of directors of Gulfshore Bank, a community bank located in Tampa, Florida.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. We were not subject to Section 16(a) of the Exchange Act in 2011. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2012 or written representations that no additional forms were required, to the best of our knowledge, all Section 16(a) filings were timely and correctly made by reporting persons during 2012.

Executive Officers

In addition to John Carter, the following individual currently serves as an executive officer of the Company:

Todd Sakow, age 41, is our Chief Financial Officer and Treasurer. He also is the Chief Financial Officer and Treasurer of our advisor. He has served in each position since August 2010. Mr. Sakow has more than ten years of real estate and tax experience in the REIT industry and is a Certified Public Accountant. From January 2002 until July 2010, Mr. Sakow worked for American Land Lease, Inc. (NYSE: ANL) in a variety of positions, including Vice President. From January 2006 through July 2010, he served as its Vice President of Finance, from April 2003 through January 2010 he served as Tax Director and from January 2002 through January 2006 he served as Assistant Corporate Controller. Mr. Sakow’s responsibilities included SEC reporting, REIT tax compliance, and treasury management functions. Prior to joining American Land Lease, Inc., Mr. Sakow was a senior auditor at Ernst & Young, LLP from June 1999 through January 2002. Mr. Sakow received a B.S. in Accounting and a Masters in Accounting from the University of Florida, in 1997 and 1999, respectively.

Our executive officer has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer.

Compensation of Executive Officers

We have no employees. Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of our advisor, and its affiliates, including Carter Validus Holdings II, LLC, the indirect parent company of SC Distributors, LLC, the dealer-manager in our initial public offering, and Carter Validus Real Estate Management Services, LLC, our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimburse our advisor for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor, dealer-manager and property manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of April 15, 2013 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 30,084,335.699 shares of common stock outstanding as of April 15, 2013. None of the shares in the following table has been pledged as security.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
John Carter (3)	20,000	*
Mario Garcia, Jr. (3)	20,000	*
Jonathan Kuchin(4)	6,000	*
Randall Greene(4)	9,000	*
Ronald Rayevich(4)	9,000	*
Todd Sakow	—	—

All officers and directors as a group (6 persons)	44,000	*

*	Represents less than 1% of the outstanding common stock.
(1)	The address of each beneficial owner listed is c/o Carter Validus Mission Critical REIT, Inc., 4211 West Boy Scout Blvd., Suite 500, Tampa, Florida 33607.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 15, 2013. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3)	Includes 20,000 shares of our common stock owned by Carter/Validus REIT Investment Management Company, LLC, which is directly or indirectly controlled by John Carter and Mario Garcia, Jr. Messrs. Carter and Garcia disclaim beneficial ownership of the shares held by Carter/Validus REIT Investment Management Company, LLC.
(4)	Represents restricted shares of our common stock issued to the beneficial owner in connection with his initial election and his subsequent election to the board of directors.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2012, Ernst & Young LLP (“Ernst & Young”) served as our independent auditors and provided certain tax and other services. Ernst & Young has served as our independent auditors since our formation. Ernst & Young representatives will be present at the 2013 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Ernst & Young representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee has engaged Ernst & Young as our independent auditors to audit our financial statements for the year ending December 31, 2013. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Ernst & Young for the years ended December 31, 2012 and 2011, are set forth in the table below.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit fees	$634,510	$175,588
Audit-related fees	15,000	37,500
Tax fees	72,550	46,215
All other fees (1)	4,995	1,995

Total	$726,555	$261,298

(1)	Fees for access to Ernst & Young’s on-line accounting research tool and e-room.

For Purpose of the preceding table, Ernst & Young’s professional fees are classified as follows:

•

Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•

Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes Oxley Act of 2002.

•

Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees — These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Ernst & Young. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Ernst & Young for the years ended December 31, 2012 and 2011 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed and discussed the 2012 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Ernst & Young, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Ernst & Young the overall scope and plans for the audit. The audit committee meets periodically with Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2012 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

March 29, 2013	The Audit Committee of the Board of Directors: Jonathan Kuchin (Chairman) Randall Greene Ronald Rayevich

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2012. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.

Advisory Agreement

We are party to an Advisory Agreement with Carter/Validus Advisors whereby Carter/Validus Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to Carter/Validus Advisors a monthly asset management fee equal to one-twelfth of 1.0% of the cost of our assets, and reimburse costs and expenses incurred by Carter/Validus Advisors in providing asset management services. Such fees and expenses recorded for the year ended December 31, 2012 totaled $133,000. In addition, Carter/Validus Advisor irrevocably waived, without recourse, asset management fees earned during the period beginning January 1, 2012 and ended on the first date on which our distribution payout ratio was less than 100%. The amount waived in 2012 was $1,112,000. We also pay to Carter/Validus Advisors an acquisition fee equal to up to 2.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. Such payments for the year ended December 31, 2012 totaled $6,269,000, of which $5,835,000 were fees and $434,000 were reimbursement of acquisition expenses.

We reimburse the expenses incurred by Carter/Validus Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse Carter/Validus Advisors for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets for such period, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such expenses recorded for the year ended December 31, 2012 totaled $280,000. In addition, Carter/Validus Advisors incurred $382,000 in indirect administrative services expenses, including overhead and payroll-related expenses, in which Carter/Validus Advisors waived without recourse. Additionally, for substantial assistance in connection with the sale of properties, we pay Carter/Validus Advisors or its affiliates a disposition fee in the amount of up to the lesser of 2.0% of the contract sales price and one-half of the total brokerage commission fee paid on the sale of property; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the competitive real estate commission or an amount equal to 6.0% of the contract sales price. No such payments were made during the year ended December 31, 2012.

Additionally, we are required to pay to Carter/Validus Advisors performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing or quotation of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to Carter/Validus Advisors 15.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to Carter/Validus Advisors a fee equal to 15.0% of the amount, if any, by which (1) sum of the adjusted market value of our outstanding stock plus distributions exceeds the (2) sum of the aggregate capital contributed by investors plus an amount equal to an 8% cumulative, non-compounded return to investors.

Carter/Validus Advisors incurs expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse our advisor and its affiliates of organization and offering expenses it incurs on our behalf, but only to the extent the reimbursement would not cause the selling commissions, the dealer manager fee and the other organization and offering expenses borne by us to exceed 15% of the gross offering proceeds. During the year ended December 31, 2012, we paid to our advisor a total of $2,350,000 to reimburse these expenses.

Our Advisory Agreement has a one-year term expiring November 26, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Carter/Validus Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our Charter. Upon termination of the Advisory Agreement, our advisor is entitled to a performance fee similar to the performance fee described above if Carter/Validus Advisors would have been entitled to a subordination participation in net sales proceeds had the portfolio been liquidated (determined by an appraisal as of the determination date). Our advisor may elect to defer its right to receive a subordinated termination fee until either shares of our common stock are listed and traded on a national securities exchange or another liquidity event (as defined in the Advisory Agreement) occurs.

Each of our executive officers and our non-independent directors, Messrs. Carter and Garcia, is affiliated with Carter/Validus Advisors. In addition, each of our executive officers also serves as an officer of our property manager, our dealer manager and/or other affiliated entities.

Carter/Validus REIT Investment Management Company, LLC, or Carter/Validus REIT Investment Management, owns an 85% managing member interest in our Advisor. Strategic Capital Companies, LLC, or Strategic Capital, owns a 15% non-managing member interest in our Advisor. The members of Carter/Validus REIT Investment Management are Mario Garcia, Jr., who is a director of the Company, Robert M. Winslow and Mark Levey. Mr. Garcia owns a 37.16% interest in Carter/Validus REIT Investment Management, and Messrs. Winslow and Levey own a 9.57% interest and a 2.81% interest, respectively. The members of Strategic Capital are Patrick J. Miller, Kenneth Jaffe, Dennis M. McDaniel and Robert M. Brandenberger, each of whom owns a 25% interest in Strategic Capital.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Carter Validus Real Estate Management Services, LLC (“Carter Validus Real Estate Management Services”), our property manager and an affiliate to our advisor. Pursuant to the agreement, we pay our property manager fees in the amount equal to (i) 3.0% of the gross revenues from our single-tenant properties and (ii) 4.0% of gross revenues from our multi-tenant properties, plus reimbursement of our property manager’s cost of maintaining the property, less all payments to third-party property management subcontractors on a monthly basis from the rental income received from the properties. We may also pay Carter Validus Real Estate Management Services a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fees customarily charged in arms’ length transactions by others rendering similar services. Such fees and expenses recorded for the year ended December 31, 2012 totaled $561,000.

Our Property Management and Leasing Agreement has a one-year term expiring November 26, 2013, subject to an unlimited number of successive one-year renewals.

Dealer Manager Agreement

We are party to a Dealer Manager Agreement with SC Distributors, the dealer manager in our initial public offerings. Pursuant to the Dealer Manager agreement, SC Distributors is entitled to receive selling commissions of up to 7.0% of the gross offering proceeds from the sale of shares of our common stock in connection with our initial public offering and a dealer manager fee of up to 2.75% of the gross offering proceeds from the sale of shares of our common stock in connection with our initial public offering. No selling commissions or dealer manager fee will be paid on shares of our common stock sold pursuant to our distribution reinvestment plan. The selling commission is subject to certain discounts based on the volume of securities sold to individual investors. Our dealer manager may re-allow all or a portion of these fees to participating broker-dealers. For the year ended December 31, 2012, we incurred $15,538,000 in selling commissions and dealer manager fees to our dealer manager.

SC Distributors incurs expenses in connection with our public offering of our common stock. Pursuant to the Dealer Manager Agreement, we reimburse our dealer manager and its affiliates of organization and offering expenses it incurs on our behalf, but only to the extent the reimbursement would not cause the selling commissions, the dealer manager fee and the other organization and offering expenses borne by us to exceed 15% of the gross offering proceeds. During the year ended December 31, 2012, we paid to our dealer manager a total of $649,000 to reimburse these expenses.

Construction Management Fee

For acting as general contractor and/or construction manager to supervise or coordinate projects or to provide major repairs or rehabilitation on our properties, we may pay Carter Validus Real Estate Management Services, the sponsor of our advisor, up to 5% of the cost of the projects, repairs and/or rehabilitation, as applicable. For the year ended December 31, 2012, we did not incur any construction management fees.

Accounts Payable Due to Affiliates

The following amounts were outstanding to affiliates as of December 31, 2012:

Entity	Fee	December 31, 2012 (in ‘000’s)
Carter/Validus Advisors, LLC and its affiliates	Acquisition costs	$3
Carter/Validus Advisors, LLC and its affiliates	Asset management fees	278
Carter Validus Real Estate Management Services, LLC	Property management fees	63
Carter/Validus Advisors, LLC and its affiliates	General and administrative costs	121
Carter/Validus Advisors, LLC and its affiliates	Offering costs	5,209

		$5,674

Review, Approval or Ratification of Transactions with Related Persons

In order to reduce or eliminate certain potential conflicts of interest, (A) our charter contains a number of restrictions relating to (1) transactions we enter into with our sponsor, our directors and our advisor and its affiliates, and (2) certain future offerings, and (B) the Advisory Agreement contains procedures and restrictions relating to the allocation of investment opportunities among entities affiliated with the Advisor. These restrictions include, among others, the following:

•

We will not purchase or lease properties from our sponsor, the advisor, any of our directors, or any of their respective affiliates without a determination by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its current appraised value, as determined by an independent appraiser. We will not sell or lease properties to our sponsor, the advisor any of our directors, or any of their respective affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us.

•

We will not make any loans to our sponsor, the advisor, any of our directors, or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, the advisor, our directors or their respective affiliates, if such mortgage loan is insured or guaranteed by a government or government agency or provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. Our sponsor, the advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•

Our advisor and its affiliates will be entitled to reimbursement, at cost, at the end of each fiscal quarter for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that we will not reimburse the advisor at the end of any fiscal quarter for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the four consecutive fiscal quarters then ended exceeded the greater of (i) 2% of our average invested assets for such period or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for such period.

•

If an investment opportunity becomes available that is deemed suitable, after the advisor’s and our board of directors’ consideration of pertinent factors, for both us and one or more other entities affiliated with the advisor, and for which more than one of such entities has sufficient uninvited funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. In determining whether or not an investment opportunity is suitable for more than one such entity, the advisor and our board of directors shall examine, among others, the following factors:

¡	the anticipated cash flow of and the cash requirements of each such entity;

¡	the effect of the acquisition both on diversification of each program’s investments by type of property, geographic area and tenant concentration;

¡	the policy of each program relating to leverage of properties;

¡	the income tax effects of the purchase to each program;

¡	the size of the investment; and

¡	the amount of funds available to each program and the length of time such funds have been available for investment.

If a subsequent development, such as a delay in the closing of the acquisition or construction of a property, causes any such investment, in the opinion of the advisor, to be more appropriate for a program other than the program that committed to make the investment, our advisor may determine that another program affiliated with the advisor or its affiliates will make the investment. Our board of directors, including our independent directors, has a duty to ensure that the method used by the advisor for the allocation of the acquisition of properties by two or more affiliated programs seeking to acquire similar types of properties is reasonable and applied fairly to us.

We will not accept goods or services from our sponsor, the advisor, our directors, or any of their or its affiliates or enter into any other transaction with our sponsor, the advisor, our directors, or any of their affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2014 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2014 Annual Meeting of Stockholders, must be received by our secretary, Lisa Drummond, at our offices no later than December 17, 2013, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2014 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2014 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Lisa Drummond, at our offices no earlier than November 18, 2013 and no later than December 17, 2013. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2013 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2012 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.cvmissioncriticalreit.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

Lisa Drummond

Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

PO BOX 55046 BOSTON MA 02205-9836

Your Proxy Vote is Important!

 Vote by Internet

Please go to the electronic voting site at www.eproxy.com/cvreit. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot.

 Vote by Phone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.

 Vote by Mail

Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON, MA 02205-9836

CARTER VALIDUS MISSION CRITICAL REIT, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE VOTE BY JUNE 28, 2013

The undersigned stockholder of Carter Validus Mission Critical REIT, Inc., a Maryland corporation, hereby appoints John E. Carter, Todd M. Sakow, and Lisa Drummond and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of Carter Validus Mission Critical REIT, Inc. to be held on June 28, 2013 at 2:00 P.M. (local time), at the offices of Carter Validus Mission Critical REIT, Inc, located at 4211 West Boy Scout Boulevard Suite 500, Tampa, Florida, 33607, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying proxy statement, and Carter Validus Mission Critical REIT, Inc’s annual report for the year ended 2012 and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Carter Validus Mission Critical REIT, Inc. board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct. When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted “FOR ALL” the nominees named in Proposal 1.

Important Notice Regarding the Availability of Proxy Materials for the Carter Validus Mission Critical REIT, Inc. Annual Meeting of Stockholders to be held on June 28, 2013. The Annual Report and Proxy Statement for this meeting are available at: http://www.eproxy.com/cvreit.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
Date

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” THE NOMINEES NAMED IN PROPOSAL 1. THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION

Proposal 1	Elect five directors to hold office until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
		☐	☐	☐

(1) John Carter	(2) Mario Garcia, Jr.	(3) Jonathan Kuchin	To Withhold authority to vote for any individual Nominee(s) write the number(s) of the nominee(s) In the box below
(4) Randall Greene	(5) Ronald Rayevich